ANNEX B 1.5. – Location(s), Agreed Services and Charges to the Standard Ground Handling Agreement (SGHA) of January 2004

Between:

Baltia Airlines, Inc.

Having its principal office at:

63-25 Saunders St., Ste 7i , Rego Park , NY 11374 USA

hereinafter referred to as "the Carrier"

and

ZAO "Cargo Terminal Pulkovo"

Having its principal office at:

St. Petersburg 196210, Russia

Pulkovskoye shosse, 37, building 4,

hereinafter referred to as "the Handling Company"

Effective from: **01/06/2014**

This **ANNEX B 1.5.**

For the location: Pulkovo Airport, Saint-Petersburg

Is valid from **01/06/2014 till 31/05/2016**

and replaces: all previous Agreements, Appendixes and Annexes

PREAMBLE:

This **Annex B 1.5.** has been prepared in accordance with the simplified procedure, whereby the Carrier and the Handling Company agree that the terms of the Main Agreement and Annex A of SGHA of January 2004 as published by the International Air Transport Association (IATA) shall apply as if such terms were repeated here in full. By signing this **Annex B 1.5.** the Parties confirm that they are familiar with the aforementioned Main Agreement and Annex A.

ПРИЛОЖЕНИЕ B 1.5. Местоположение(я) аэропортов, согласованные тарифы и услуги к Стандартному соглашению о наземном обслуживании от января 2004 г.

Между:

Балтиа Эйрлайнс

Главный офис:

63-25 Saunders St., Ste 7i , Rego Park , NY 11374 USA

в дальнейшем именуемым «Перевозчик»

и

Закрытым акционерным обществом «Грузовой терминал Пулково»

Главный офис:

Санкт-Петербург 196210, Россия

Пулковское шоссе, 37, корпус 4

в дальнейшем именуемым «Обслуживающая компания»

Вступившему в силу с: **01/06/2014**

Настоящее **ПРИЛОЖЕНИЕ B 1.5.**

Для: Аэропорт «Пулково», Санкт-Петербург

Действительно с **01/06/2014 по 31/05/2016**

и заменяет собой: все предыдущие Соглашения, Дополнения и Приложения

ПРЕАМБУЛА:

Настоящее **Приложение B 1.5.** подготовлено в соответствии с упрощенной процедурой, согласно которой Перевозчик и Обслуживающая Компания договариваются, что условия Основного соглашения и Приложения А к Стандартному соглашению о наземном обслуживании (SGHA) от января 2004 года, изданных Международной Ассоциацией Воздушного Транспорта (IATA), будут соблюдаться так, как если бы эти условия были полностью воспроизведены здесь. Подписывая настоящее **Приложение B 1.5.**, Стороны подтверждают, что они ознакомились с вышеупомянутыми Основным соглашением и Приложением А.

PULKOVO

ЗАО «Груз... ГРУЗОВОЙ ТЕРМИНАЛ ПУЛКОВО

ervices of Annex A at the following rates.

he rates are stated in USD and do not include VAT. 'AT should be raised, ultimately, from the Carrier, ccording to Russian Federation Legislation.

.2 No extra charges will be due over and above the harges as mentioned in sub-paragraphs 1.3 and 1.5, of nis **Annex B 1.5.** for providing these services at night, n Public Holidays.

нижеперечисленные услуги из Приложения А по следующим ставкам.

Ставки указаны в долларах США без учета НДС. НДС взимается, в конечном итоге, с Перевозчика в соответствии с законодательством РФ.

1.2 Никакая дополнительная плата не причитается сверх тарифов, указанных в подпункте 1.3 и 1.5 настоящего **Приложения В 1.5.**, за обеспечение этих услуг в ночное время, государственные праздники.

.3 Cargo and mail Handling charges

.3.1 The rate for general cargo handling shall be – ccording to the following table №1, per kg.:

1.3 Ставки за обработку груза и почты

1.3.1 Ставка за обработку стандартного груза – в соответствии с таблицей № 1, за кг.:

Table №1 / Таблица №1 (Rates for general cargo / Ставки для стандартного груза)

Tonnage, tons/ Тоннаж, тонны	≤ 1 ton	> 1 ton, ≤ 10 tons	>10 tons, ≤ 20 tons	> 20 tons, ≤ 40 tons	> 40 tons, ≤ 60 tons	> 60 tons, ≤ 80 tons	> 80 tons
Rate,USD per kg./ Ставка USD за кг	0,21	0,19	0,15	0,14	0,13	0,12	0,11

1.3.2 The rate for mail handling shall be – according to the following table №2, per kg.:

1.3.2 Ставка за обработку почты – в соответствии с таблицей № 2, за кг:

Table №2 / Таблица №2 (Rates for mail / Ставки для почты)

Tonnage, tons/ Тоннаж, тонны	≤ 1 ton	> 1 ton ≤ 30 ton	> 30 tons ≤ 50 tons	> 50 tons
Rate,USD per kg./ Ставка USD за кг	0,26	0,21	0,16	0,14

1.3.3 The rate for special cargo handling shall be – according to the following table №3, per kg.:

1.3.3 Ставка за обработку специальных грузов – в соответствии с таблицей № 3, за кг:

Table №3 / Таблица №3 / (Rates for special cargo / Ставки для специального груза)

Tonnage, tons/ Тоннаж, тонны	≤ 0,1 ton	> 0,1 ton ≤ 1 ton	> 1 ton ≤ 5 tons	> 5 tons ≤ 10 tons	> 10 tons
Rate,USD per kg./ Ставка USD за кг.	0,24	0,20	0,18	0,16	0,14

1.3.4 The rate for handling of general cargo, mail, and special cargo is defined as follows, depending on kind of the cargo:

At the end of each month, weight of cargo, mail, and special cargo is summarized separately for this particular month. The rate for cargo, mail, and special cargo is applied corresponding the tonnage for this particular month.

The cargo that has arrived to the terminal according to the Air Waybills (AWB) by ground transport and then factually located on the warehouse determines by us as air cargo. So, the weight of the cargo that is delivered by airline on trucks according to AWB will be summarized with the total tonnage that was transported by the airline per month and will be rated according to the Table №1 and Table №3 of this **Annex B 1.5.** (depending on the cargo type whether it is general or special)

1.3.4 Ставка за обработку стандартного груза, почты и специального груза рассчитывается следующим образом, в зависимости от вида груза:

В конце каждого месяца подсчитывается вес груза, почты и специального груза, перевезенного за этот месяц. Ставка за обслуживание груза, почты и специального груза определяется в соответствии с тоннажем за этот месяц.

Грузы, прибывшие на терминал по авианакладным наземным транспортом и фактически размещенные на складе, рассматриваются как авиационный груз. Исходя из этого, вес груза, доставленного авиакомпанией траком по авианакладной, будет суммироваться с общим тоннажем, перевезенным авиакомпанией за месяц и тарифицироваться в соответствии с Таблицей №1 и Таблицей №3 настоящего **Приложения В 1.5.** (в зависимости от специфики груза –

from the Carrier

ЗАО «Грузовой терминал Пулково»

Группа договорной работы

от обслуживающей компании

1.3.5. Special cargo is considered to be aviation shipment, which requires special individual technology and handling.
Special cargos are:

Human remains (HUM), heavy - weight (HEA) and oversized cargo (BIG), diplomatic cargo (DIP), valuable cargo (VAL), live animals (AVI), dangerous goods (DG), perishables (PER), human blood and organs (LHO). Perishable cargo (PER) and Pharmaceuticals (PIL) should not be charges as special cargo until (COL) and (FRO) is applied in Airway Bill. Cargo should be marked properly.

1.3.6. The rate for speeded up cargo handling is calculated according to table 3.
Speeded up cargo handling means express cargo handling procedure when outbound cargo is accepted 80 minutes before ETD and documents readiness for releasing to the consignee 60/90 minutes after cargo arrival according to ETA.

1.4. Charges for the cargo storage

General cargo is considered to be packed or piece cargo, which doesn't require special conditions and technology for handling.
1.4.1. General cargo storage is free of charge within 3 (three) days. For outbound cargo (export) free storage period starts prior 3 (three) days to the shipping date of cargo, as shown in AWB. For inbound cargo (import) free storage period starts from the date of informing the consignee about the cargo arrival.

Free storage is not applicable for cargo stored in refrigerating, isotope chambers, live animals, and any special cargo as well.

In case of part delivery of shipments each part of shipment is considered to be a separate one.

1.4.2. The Consignee pays storage of inbound cargo (import) from the date of informing the Consignee by the Handling Company until the date of receiving and shipping the cargo from the Handling Company's warehouse, in accordance with the opened published tariffs, including terms and periods of free storage.
The Shipper pays storage of outbound cargo (export) from the date of accepting cargo by the Handling Company until the shipping date, as showed in the AWB, including terms and periods of free storage. Date shown on the AWB must not be earlier than the date of acceptance of the documents by the export dispatcher of the Handling Company.

The Carrier pays the storage of outbound cargo

генеральный или специальный)
1.3.5. Специальными считаются авиационные грузы, требующие соответствующей индивидуальной технологии и обслуживания
К категории специальных грузов относятся:

человеческие останки (HUM), тяжелый (HEA) и крупногабаритный груз (BIG), дипломатический груз (DIP), ценный груз (VAL), живые животные (AVI), опасные грузы (DG), скоропортящиеся грузы (PER), человеческая кровь и органы (LHO). Скоропортящийся груз и медикаменты считаются специальным грузом, в случае отметок (COL) и (FRO) в авианакладной. Груз должен быть промаркирован надлежащим образом.
1.3.6. Ставка за ускоренную обработку грузов рассчитывается в соответствии с Табл.3.
Ускоренная обработка грузов подразумевает процедуру экспресс обработки груза, при которой окончание приема транспортных документов на отправляемые грузы за 80 минут до отправления воздушного судна по расписанию и готовность документов на прибывший груз к выдаче грузополучателю через 60/90 минут после прибытия воздушного судна в соответствии с расписанием.

1.4. Ставки за хранение груза

Генеральным грузом считается тарный или штучный груз, для обработки которого не требуется специальных условий и технологий.
1.4.1. Хранение генерального груза бесплатно в течение 3 (трех) дней. Для убывающего груза (экспорт) срок бесплатного хранения начинается за 3 дня до даты отправки груза, указанного в авианакладной. Для прибывающего груза (импорт) срок бесплатного хранения начинается со дня уведомления Грузополучателя о прибытии груза.
Бесплатное хранение не распространяется на груз, хранящийся в рефрижераторных и изотопных камерах, на живых животных и любой специальный груз.
В случае доставки неполных партий груза, каждая часть такого груза считается отдельной партией.
1.4.2. Грузополучатель оплачивает хранение прибывающих грузов (импорт) с даты уведомления Обслуживающей Компанией Грузополучателя до даты принятия и вывоза груза со склада Обслуживающей Компании по ставкам, согласно действующим прейскурантам, с учетом условий и сроков бесплатного хранения
Грузоотправитель оплачивает хранение убывающих грузов (экспорт) с даты принятия груза Обслуживающей Компанией на склад Обслуживающей Компании, до даты, указанной в авианакладной, с учетом условий и сроков бесплатного хранения. Дата, заявленная в авианакладной, не может быть раньше даты приема документов на отправляемый груз диспетчером по экспорту Обслуживающей Компании.
Перевозчик оплачивает хранение убывающих

(export) from the shipping date, as showed in AWB until the date of actual shipping, in case the cargo was not shipped in accordance with AWB shipping dates due to any reasons, except the failures of the Handling Company, according the tariffs, pointed below.

General cargo – USD 0.10 per kg per day.

Cargo, which is stored in the refrigerating chamber (from 1st day of placement) – USD 0.15 per kg per day

Dangerous cargo (from 1st day of placement) – USD 0.20 per kg per day

Cargo, which is stored in the isotope chamber (from 1st day of placement) – USD 15.00 per cargo piece).

Valuable cargo (from 1-st day of placement) – USD 0.15 per kg per day.

1.5. Charges for Ramp Handling

1.5.1. For a single ground handling consisting of the arrival and the subsequent departure at agreed timings of the same aircraft, the Handling Company shall provide the following services at the following rates.

The rates are stated in USD and do not include VAT. VAT is raised ultimately from the Carrier, according to Russian Federation Legislation.

The rate for Ramp handling shall be charged per turnaround in accordance with the following table N4:

Table №4:

Aircraft type	Rate, USD
B747	259

1.5.2. No charge for ramp handling is applied in case there is no mail and cargo on turnaround flight.

1.5.3. Handling in case of technical landing for other than commercial purposes will be charged at 50 % of the above rates, provided that a physical change of load is not involved.

1.6. AGREED SERVICES, THAT IS PERFORMED BY THE HANDLING COMPANY

Section 1. Representation, Administration and Supervision

1.1. General

1.1.3. Indicate that the Handling Company is acting as handling agent for the Carrier

1.2 Administrative Functions

1.2.4 Maintain the Carrier's manuals, circulars, etc., connected with the performance of the services

грузов (экспорт) с даты заявленной отправки, указанной в авианакладной, и до даты фактической отправки, в том случае, если груз не был отправлен согласно срокам, указанным в авианакладной, по независящим от Обслуживающей компании причинам по указанным ниже ставкам.

Генерального груза (за кг в день) –0,10 долларов США

Груза в рефрижераторной камере со дня помещения (за кг в день) –0,15 долларов США

Опасного груза со дня помещения (за кг в день) – 0,20 долларов США

Груза на изотопном складе со дня помещения (за место в день) –15,00 долларов США

Ценного груза со дня помещения (за кг в день) – 0,15 долларов США

1.5. Ставки за обслуживание на перроне

1.5.1.В случае разового наземного обслуживании прилета и последующего вылета по расписанию одного и того же воздушного судна Обслуживающая Компания предоставляет нижеперечисленные услуги по следующим ставкам. Ставки указаны в долларах США без учета НДС. НДС взимается в конечном счете с Перевозчика в соответствии с законодательством РФ.

Ставка за обслуживание на перроне взимается за оборотный рейс в соответствии с таблицей №4:

Таблица №4:

Тип ВС	Тариф, USD
B747	259

1.5.2. В случае отсутствия груза и почты при оборотном рейсе ставка за обслуживание на перроне не применяется.

1.5.3. Ставки за обслуживание в случае технической посадки для прочих, кроме коммерческих, целей будут составлять 50 % от вышеуказанных тарифов, при условии, что не происходит физического изменения загрузки.

1.6. СОГЛАСОВАННЫЕ УСЛУГИ, ВЫПОЛНЯЕМЫЕ ОБСЛУЖИВАЮЩЕЙ КОМПАНИЕЙ

Раздел 1. Представительство, Размещение и Контроль

1.1 Общие положения

1.1.3 Указывать, что Обслуживающая компания действует в качестве агента по наземному обслуживанию Перевозчика.

1.2 Административные функции

1.2.4 Иметь в наличии руководства, циркуляры и т.п. Перевозчика, связанные с предоставлением

Section 3. Ramp services

3.6 Loading and unloading

3.6.3 (a) Provide
equipment for loading and/or unloading

3.6.5 (a) Provide
equipment for transport and assembly of
(2) Cargo
3.6.6 (a) Unload aircraft, returning lashing materials to the Carrier
(b) Load and secure Loads in the aircraft

3.6.7 Redistribute Loads in aircraft (in accordance with Carrier's instructions)
3.6.10 (a) Provide
safeguarding of all Loads requiring special handling (e.g. valuables) during
(1) loading/unloading
(2) transport between aircraft and designated point on the airport

Section 4. Load control, communications and flight operations
4.1 Load control

4.1.2 (a) Prepare
cargo manifests where:
(2) Load Control is performed by the Carrier.

4.2 Communications

4.2.1 (a) Compile
(c) Perform EDI (electronic data interchange) transactions
(d) Inform the Carrier's representative of the contents of such messages

4.2.2 Maintain a message file containing all above mentioned messages pertaining to each flight for a minimum of 90 ninety days

Section 5. Cargo and Mail Services

5.1 Cargo and Mail Handling – General

5.1.1 (a) Provide
warehouse handling and storage facilities for
(1) General Cargo
(2) Special Shipments
(3) Specialised Cargo Products
(c) Store Cargo
(d)Take appropriate action to prevent theft of, or damage to cargo

5.1.2(a) Provide
equipment for the handling of
(1) General Cargo
(2) Special Shipments
(3) Specialised Cargo Products
5.1.3 (a) Provide
handling services for:
(1) General Cargo
(2) Special shipments

услуг.
Секция 3. Обслуживание на перроне

3.6 Погрузка и разгрузка

3.6.3 (а) Предоставлять
оборудование для погрузки и/или выгрузки.

3.6.5 (а) Предоставлять
оборудования для перевозки и комплектации
(2) Груза
3.6.6 (а) Разгружать самолет и возвращать швартовочные приспособления Перевозчику.
(b) Загружать и закреплять грузы в самолете

3.6.7. Перераспределять загрузку на воздушном судне
3.6.10 (а) Обеспечивать
сохранность всех грузов, требующих особого обращения (например, ценностей) во время
(1) погрузки / выгрузки
(2)транспортировки между самолетом и назначенным пунктом в аэропорту.

Секция 4. Контроль загрузки, средства связи и обеспечение полетов
4.1 Контроль загрузки

4.1.2 (а) Подготавливать
грузовые манифесты, при этом:
(2) Контроль загрузки выполняется Перевозчиком.

4.2 Средства связи

4.2.1 (а) Подготавливать
(с) Производить операции по электронному обмену документами.
(d)Информировать представителя Перевозчика о содержании таких сообщений.

4.2.2 Хранить все вышеупомянутые сообщения по каждому рейсу в течение 90 дней

Секция 5. Обработка груза и почты

5.1 Груз и почта - основные положения

5.1.1 (а) Предоставлять
складские средства и оборудование для обработки и хранения
(1) Генерального груза
(2) специальных грузовых отправлений
(3) специализированных грузов
(с) Хранить груз
(d) Обеспечивать меры для предотвращения хищения или повреждения груза и/или почты.
5.1.2 (а) Предоставлять
оборудование для обработки
(1) Генерального груза
(2) специальных грузовых отправлений
(3) специализированных грузов
5.1.3 (а) Предоставлять
услуги по обработке для:
(1) Генерального груза
(2) Специальных грузовых отправлений

(3) Specialised Cargo Products
(5) Diplomatic Mail
(6) Diplomatic cargo

5.1.6 Take appropriate action to prevent theft or unauthorised use of, or damage to, the Carrier's pallets, containers, nets, straps, tie-down rings and other material in the custody of the Handling Company. Notify the Carrier immediately of any damage to or loss of such items.

5.2 Customs control

5.2.3 Place cargo under Customs control for:
a) Inbound cargo
b) Outbound cargo

5.3 Irregularities Handling

5.3.2 Report to the Carrier any irregularities discovered in cargo handling

5.3.3 Handle lost, found and damaged cargo

5.4 Document handling

5.4.1(b) Check all documents to ensure shipment may be carried. The check shall not include the rates charged.
(c) Obtain capacity/booking information for the Carrier's flight.
(d) Split air waybill. Forward applicable copies of manifest and air waybills to the Carrier.
(e) Prepare cargo manifest(s).
(f) Provide the load control unit with Special Load Notification.
(g) When applicable return copy of air waybill to shipper, endorsed with flight details.

5.4.2 (a) Notify consignee or agent of arrival of shipments
(b) Make available cargo documents to consignee or agent.

5.5 Physical Handling Outbound/Inbound

5.5.1 Accept cargo, ensuring that
b) manual labels are affixed and processed
c) shipments are «ready for carriage»
d) the weight and volume of the shipments are checked
e) the regulations for the carriage of special cargo, particularly the IATA Dangerous Goods Regulations (DGR), IATA Live Animals Regulations (LAR), and others have been complied with.

5.5.2 Assemble for dispatch cargo for the Carrier's flight

5.5.3 Prepare
(a) Bulk cargo
(b) ULDs
For delivery onto flights

(3) Специализированных грузов
(5) Дипломатической почты
(6) Дипломатического груза

5.1.6 Принимать меры для предотвращения кражи или несанкционированного использования, или повреждения принадлежащих Перевозчику поддонов, контейнеров, сеток, стропов, фиксирующих колец и других материалов, находящихся на хранении у Обслуживающей компании. Немедленно сообщать Перевозчику о любых повреждениях или утрате таких предметов.

5.2 Таможенный контроль

5.2.3 Предоставлять для таможенного контроля:
a) Импортный груз
b) Экспортный груз

5.3 Урегулирование нарушений и отклонений при обработке

5.3.2 Сообщать Перевозчику о любых отклонениях от нормы, обнаруженных при обработке грузов.

5.3.3 Обрабатывать потерянный, найденный или поврежденный груз.

5.4 Обработка документов

5.4.1 (b) проверять все документы, с целью подтверждения соответствия условиям перевозки. Проверка не включает проверку тарифов
(c) получать информацию о грузовой вместимости/бронировании загрузки на рейсах Перевозчика
(d) разделять комплекты AWB, передавать копии манифеста и накладных Перевозчику
(e) готовить грузовые манифесты
(f) извещать центровку о специальной загрузке в случае необходимости
(g) при необходимости возвращать экземпляр накладной грузоотправителю с указанием сведений о рейсе

5.4.2 (a) уведомлять грузополучателя или агента о прибытии груза
(b) предоставлять грузовую документацию грузополучателю или агенту

5.5 Физическая обработка экспортных/импортных грузов

5.5.1 Принимать груз, удостоверившись что:
b) бирки, выписанные вручную, были прикреплены и обработаны
c) партии груза «готовы к перевозке»
d) проверен вес и объем партий груза
e) выполняются правила перевозки специальных грузов, в частности, Правила перевозки опасных грузов IATA, Правила перевозки живых животных IATA и другие.

5.5.2 Комплектовать груз для отправки на рейсах перевозчика

5.5.3 Подготавливать
(a) неконтейнеризированный груз
(b) средства пакетирования
для доставки на рейсы

5.5.4 Establish the weight of
(a) Bulk cargo
(b) built-up ULDs
and provide the load control unit with dead load weight

5.5.5 (a) Offload bulk cargo from aircraft
(b) Check incoming cargo against air waybills and manifests
(c) Break down ULDs

5.5.6 Release cargo to the consignee or agent

5.7 Post Office Mail

5.7.3 Deliver inbound mail to
(a) on airport postal facility
together with Post Office mail documents, against receipt from postal authorities

5.7.4 Pick outgoing mail from Postal Facility
(a) on airport

5.7.8 Establish the weight of
(a) Bulk mail
(b) Built-up ULD`s
and provide the load control unit with deadload weights

Section 6. Support services

6.3 Unit Load Device (ULD) Control

6.3.1 (a) Provide
storage space for ULDs
(2) cargo ULDs

6.3.2 Take action to prevent damage, theft or unauthorised use of the Carrier's ULDs in the custody of the Handling Company. Notify the Carrier immediately of any damage or loss.

6.3.3 (a) Take physical inventory of ULD stock and maintain records
(b) Compile and dispatch ULD control messages

6.3.4 Prepare ULD exchange control documentation for all transfers of ULDs and obtain signature(s) of the transferring and receiving carrier(s) or approved third parties and distribute copies of such kind of documents.

6.3.5 Handle lost, found and damaged ULDs and notify the Carrier of such irregularities

6.7 Surface Transport

6.7.1 (a) Provide
the transport of
(3) cargo and/or mail
(4) empty ULDs

5.5.4 Определять вес:
(a) неконтейнеризированного груза
(b) скомплектованных средств пакетирования
и обеспечивать группу центровки сведениями о загрузках

5.5.5 (a) Разгружать неконтейнеризированный груз с воздушных судов
(b) Проверять прибывающий груз на соответствие авианакладным и грузовым манифестам
(c) Раскомплектовывать средства пакетирования

5.5.6 Выдавать груз грузополучателю или агенту

5.7 Почта

5.7.3 Доставлять входящую почту в:
(a) почтовое отделение аэропорта
вместе с почтовыми документами, под расписку почтового ведомства

5.7.4 Забирать исходящую почту из почтового отделения, находящегося:
(a) в аэропорту

5.7.8 Определять вес:
(a) неконтейнеризированной почты
(b) скомплектованных средств пакетирования
и обеспечивать группу центровки сведениями о загрузках

Секция 6. Поддерживающие услуги

6.3 Контроль за средствами пакетирования

6.3.1 (a) Предоставлять
места для хранения средств пакетирования:
(2) Грузовых средств пакетирования

6.3.2 Принимать меры для предотвращения повреждения, хищения или несанкционированного использования средства пакетирования Перевозчика, находящихся на хранении у Обслуживающей компании. Немедленно сообщать Перевозчику о любых повреждениях или утратах такого оборудования

6.3.3 (a) Проводить физическую инвентаризацию средств пакетирования и вести учетные записи.
(b) Составлять и отправлять сообщения о контроле средств пакетирования

6.3.4 Подготавливать документацию по контролю обмена средств пакетирования для всех трансферов средств пакетирования и получать подпись (подписи) передающего и принимающего перевозчика (перевозчиков) или утвержденных третьих сторон и рассылать копии такого рода документов.

6.3.5 Решать вопросы, связанные с потерянными, найденными и поврежденными средствами пакетирования и сообщать Перевозчику о такого рода нарушениях.

6.7 Наземный транспорт

6.7.1 (a) Предоставлять
транспорт для перевозки
(3) грузов и/или почты
(4) пустых средств пакетирования

between

(c) separate terminals at the same airport

PARAGRAPH 2 — ADDITIONAL SERVICES AND CHARGES

2.1. Charges for the ULD handling and storage

2.1.1 ULD's storage – USD 1.80 per unit per day.

2.1.2. Deliver empty ULDs between container area of luggage department of Airport Pulkovo and container area of Handling Company, and vice versa, shall be charged USD 5.00/ULD per unit.

2.2. Unclaimed Cargo

Cargo, which was not received and taken by the Consignee after the 2 month of storage from the Handling Company, counting from the moment of informing the consignee – is considered to be unclaimed cargo. The Handling Company informs the Carrier about unclaimed cargo in accordance with IRP telexes procedures.

The Carrier is obliged to clear storehouses of the Handling Company from the unclaimed cargo and to pay for full period of storage keeping, as well as other compensations, expenses, penalties non-delivery oriented.

The payment of cargo storage within 2 (two) months is counted according to the tariffs, mentioned in paragraph 1.4.2. After the expiry of 2 months the charge for undelivered import cargo storage is USD 0.80 per 1 kg per day (for all category of cargo).

2.3 Charges for the Service Cargo

Cargo is considered to be a service one if it belongs to the Carrier, is addressed to the Carrier or the representative of the Carrier. Among the service cargo are retail materials of airline, aircraft spares, special packing materials, catering items, blanks and forms, personal effects of airline stuff.

There is no charge for the storage of outbound (export) service cargo prior 3 days counting from the date of shipping, showed in AWB. There's no charge for the storage of inbound (import) service cargo during 3 (three) days, counting from the date of placement to the storehouses of the Handling company.

Storage of Carrier's outbound/inbound service cargo in USD 0.08 per kg starting from the 4th day.

2.4. All services not included in Paragraph 1 and mentioned above in Paragraph 2 of this **Annex B 1.5.** shall be charged to the Carrier by the Handling Company at rates which are acting at the moment when actual services had been provided by the

между

(с) отдельными терминалами одного и того же аэропорта

ПАРАГРАФ 2 — ДОПОЛНИТЕЛЬНЫЕ УСЛУГИ И ОПЛАТА

2.1. Ставки за обработку и хранение средств пакетирования

2.1.1 Предоставление складских помещений для средств пакетирования –1,80 долларов США за ед. в день.

2.1.2 Доставка пустых средств пакетирования между багажным отделением Аэропорта Пулково и складом Обслуживающей компании или обратно 5,00 долларов США за каждую единицу.

2.2. Невостребованный груз

Груз, не принятый и не вывезенный Грузополучателем со склада Обслуживающей компании после 2-х (двух) месяцев хранения на складе Обслуживающей компании, с момента уведомления Обслуживающей компанией Грузополучателя – считается невостребованным. Обслуживающая компания извещает Перевозчика о невостребованном грузе в соответствии с процедурами IRP.

Перевозчик обязуется освободить склады Обслуживающей компании от невостребованного груза и оплатить весь период хранения груза, а также другие платежи, расходы, штрафы, связанные с неполучением груза.

Хранение груза в течение 2-х месяцев исчисляется по ставкам, указанным в п.1.4.2. По истечении 2-х месяцев ставка за хранение невостребованного груза составляет 0,80 долларов США за кг в день (для всех категорий груза).

2.3. Оплата служебного груза

Служебным считается груз принадлежащий Перевозчику и поступающий в адрес Перевозчика или его представителя. К служебным грузам относятся расходные материалы авиакомпании, запасные части самолетов, специальные упаковочные товары, продукты бортпитания, бланки и формы, личные вещи персонала.

Срок бесплатного хранения убывающего служебного груза (экспорт) начинается за 3 дня до даты отправки груза, указанного в авианакладной. Срок бесплатного хранения прибывающего служебного груза (импорт) начинается с даты помещения на склад Обслуживающей компании и составляет 3 (три) дня.

Плата за хранение прибывающего и убывающего служебного груза взимается с 4-го дня и составляет 0,08 долларов США за кг.

2.4. За все услуги, не обозначенные в Параграфе 1 и в Параграфе 2 настоящего **Приложения В 1.5.** с Перевозчика взимается плата Обслуживающей компанией по тарифам, действующим на момент фактического оказания

PULKOVO
ЗАО «Грузовой терминал
ГРУЗОВОЙ ТЕРМИНАЛ ПУЛКОВО
Пулково»

Handling Company, with the prior consent of the Carrie.

Обслуживающей Компанией работ и услуг, с предварительного Согласия Перевозчика.

PARAGRAPH 3 — DISBURSEMENTS

Any disbursements made by the Handling Company on behalf of the Carrier shall be reimbursed by the Carrier at cost price plus an accounting surcharge of 10 (ten)%. The disbursements amount will be stated in the below monthly invoices.

ПАРАГРАФ 3 — ВОЗМЕЩЕНИЕ РАСХОДОВ

Все выплаты произведенные Обслуживающей компанией от имени Перевозчика, компенсируются Перевозчиком по их себестоимости плюс надбавка за расчеты в размере 10 (десять)%. Суммы выплаты должны быть указаны в ежемесячных инвойсах.

PARAGRAPH 4 – LIMIT OF LIABILITY

Notwithstanding Sub-Article 8.1.(c) of the Main Agreement and in addition to Article 8.5 thereof, the Handling Company shall indemnify the Carrier against direct loss of or damage to the Carrier's cargo (excluding Mail) caused by the negligent act or omission by or on behalf of the Handling Company in the provision of the services and/or the supply of goods under this **Annex B 1.5.**, PROVIDED ALWAYS THAT the Handling Company's liability shall be limited to 19 SDR per kilo or to the actual compensation paid out by the Carrier, whichever is less. In any event, the total amount of the claim shall not exceed USD 1,000,000, except that loss or damage in respect of any claim below USD500 shall not be indemnified. For the avoidance of doubt, the liability of the Handling Company shall never exceed the liability of the Carrier.

For the avoidance of doubt this Paragraph does not affect or prejudice the generality of the provisions of Sub-Article 8.1. of the Main Agreement

ПАРАГРАФ 4 – ПРЕДЕЛЫ ОТВЕТСТВЕННОСТИ

Несмотря на положения Под - Статьи 8.1(с), Основного Соглашения и в дополнение к его Статье 8.5, Обслуживающая компания должна предотвратить прямые потери или повреждения груза Перевозчика (за исключением почты), причиненных небрежными действиями или ошибками Обслуживающей Компании или от ее имени при предоставлении услуг и/или поставке товаров по данному **Приложению B 1.5.**, при этом ответственность Обслуживающей Компании должна быть ограничена 19 единицами Специальных Прав Заимствования за килограмм или соответствовать реальной компенсации, выплаченной Перевозчиком, в зависимости от того, какая сумма меньше. В любом случае, общая сумма претензии не должна превышать 1,000,000 Долларов США, исключая потери и повреждения, сумма претензии по которым ниже 500 Долларов США, которая не возмещается. Во избежание непонимания, ответственность Обслуживающей Компании никогда не должна превышать ответственность Перевозчика.

Для избежания неопределенности, данный Параграф не оказывает влияния и не ставит под сомнение всеобщую применимость положений Под – Статьи 8.1 Основного Соглашения.

PARAGRAPH 5— SETTLEMENTS

Notwithstanding Sub-Article 7.2 of the Main Agreement, settlement of account shall be effected as follows:

5.1. Calculations for the provided services would be made in accordance with data, stated in the cargo documentation (AWB, cargo manifest, mail manifest)

5.2 The Handling company shall invoice the Carrier before the 10-th day of the next month.

5.3 All invoices shall be expressed in USD and will be paid in USD or RUR in accordance with the Central Bank of Russian Federation exchange rate on the day of invoice issuing.

5.4. The payment term is 30 (thirty) banking days from the date of invoice.

ПАРАГРАФ 5 – ПОРЯДОК РАСЧЕТОВ

Несмотря на Статью 7 Основного соглашения, расчеты будут проводиться следующим образом:

5.1.Расчет за оказанные услуги будет производиться на основании данных, указанных в перевозочных документах (авианакладная, грузовой манифест и почтовый манифест).

5.2.Обслуживающая компания направляет Перевозчику счет до 10–го числа месяца следующего за отчетным.

5.3.Счет будет выставлен в долларах США и оплачивается в долларах США, либо в рублях по курсу ЦБ РФ на день выставления счета.

5.4.Счет должен быть оплачен в течение 30 (тридцати) банковских дней после его

выставления.

5.5 Bank commission rates and post office fees should be paid by the Carrier.

5.5.Банковская комиссия и стоимость почтового отправления оплачиваются Перевозчиком.

5.6 The handling tariffs set out in Paragraph 1, charges applicable under Paragraph 2 of this **Annex B 1.5.**, as well as prices declared in price list do not include the value added tax (VAT). VAT should be borne ultimately by the Carrier, according to RF legislation.

5.6. Тарифы за обслуживание, установленные в Параграфе 1, а также ставки, применяемые в соответствии с Параграфом 2 Настоящего **Приложения В 1.5.**, и действующие прейскуранты не включают в себя налог на добавленную стоимость (НДС). НДС взимается в конечном итоге с Перевозчика, в соответствии с законодательством РФ.

5.7. In case of overdue payments, the Handling Company has the right to impose a penalty at a rate of 0.1 (zero point one)% of the outstanding amount per each day of delay, or to suspend servicing of the Carrier. Payment by the Carrier of the penalty shall not decrease the amount of the Carrier's pecuniary obligation under the Agreement.

5.7. В случае просрочки оплаты Обслуживающая компания вправе по своему усмотрению начислить пени в размере 0,1% (одна десятая процента) от суммы задолженности за каждый день просрочки или приостановить обслуживание Перевозчика. Уплата пеней Перевозчиком не уменьшает его денежных обязательств по данному Договору

5.8 The Carrier shall remit the amount of the invoice to the Handling Company's account.

5.8. Перевозчик осуществляет перевод средств на банковский счет Обслуживающей Компании.

5.9 Payment can be made by Representation of the Carrier in St.Petersburg, authorized for such payments on behalf of the Carrier.

5.9. Оплата может производиться представительством Перевозчика в Санкт-Петербурге, имеющем все соответствующие полномочия на произведение таких оплат от имени Перевозчика.

5.10 Party's Banking Details:

5.10. Банковские реквизиты сторон:

The Handling Company:

ZAO "Cargo Terminal Pulkovo"
Principal office address: Pulkovskoye sh. 37, building 4, St. Petersburg 196210, Russia
Mailing address: Pulkovskoye sh. 37, building 4, St. Petersburg, 196210, Russia
IDN 7810129213 KPP 781001001

Settlement account in Rubles:
Account: 40702 810 717 000 003 322
PC BANK «SAINT-PETERSBURG»
«Oktiabrskiy» branch
Corr. acc. 30101 810 900 000 000 790,
BIC 044 030 790

Currency settlement account in US Dollars:
SWIFT: JSBSRU2P
PC BANK «SAINT-PETERSBURG»
«Oktiabrskiy» branch
Account N: 40702 840 817 000 203 332
E-mail: olga.remizova@pulkovo-cargo.ru
Tel. +7 812 380 69 11

Обслуживающая Компания

ЗАО «Грузовой терминал Пулково»
Юридический адрес: Россия, 196210, Санкт-Петербург, Пулковское ш., 37, корпус 4
Почтовый адрес: Россия, 196210, Санкт-Петербург, Пулковское ш., 37, корпус 4
ИНН 7810129213 КПП 781001001

Расчетный счет в рублях:
Р/с 40702 810 717 000 003 322
ОАО Банк «Санкт-Петербург»
ДО «Октябрьский»
Корр. счет: 30101 810 900 000 000 790,
БИК 044 030 790

Валютный счет в Долларах США:
SWIFT: JSBSRU2P
ОАО Банк «Санкт-Петербург»
ДО «Октябрьский»
Р/счет: 40702 840 817 000 203 332
E-mail: olga.remizova@pulkovo-cargo.ru
Тел. +7 812 380 69 11

The Carrier

Baltia Airlines, Inc.
Principal office address: 63-25 Saunders St., Ste 7i, Rego Park, NY 11374 USA
Mailing address: 804 Willow Run Airport
Ypsilanti, MI 48198
phone: 718- 244- 8880
E-mail: victoria.cape@baltia.com

Settlement account in US Dollars:
Account: 689700121
HSBC Bank

Перевозчик

Балтиа Эйрлайнс
Юридический адрес: 63-25 Saunders St., Ste 7i, Rego Park, NY 11374 USA
Почтовый адрес: 804 Willow Run Airport
Ypsilanti, MI 48198
Тел.: 718- 244- 8880
E-mail: victoria.cape@baltia.com

Валютный счет в Долларах США:
Account: 689700121
HSBC Bank

PULKOVO CARGO TERMINAL

95-01 63rd Drive, Rego park, NY, 11374
ABA routing 021001088

PARAGRAPH 6 - NOTIFICATION

In accordance Sub-Article 11.3 of the Main Agreement, any notice or communication to be given hereunder shall be addressed to the respective parties as follows:

Handling Company

ZAO "Cargo Terminal Pulkovo"
Pulkovskoye shosse, 37, building 4,
St. Petersburg 196210, Russia
tel.: +7 812 380 69 00, fax: + 7 812 380 69 02
tel: + 7 812 380 69 44
e-mail: info@pulkovo-cargo.ru
e-mail: contracts@pulkovo-cargo.ru
SITA: LEDFFXH

The Carrier

(Head office)

Baltia Airlines, Inc.
Principal office address: 63-25 Saunders St., Ste 7i ,
Rego Park , NY 11374 USA
Mailing address: 804 Willow Run Airport
Ypsilanti, MI 48198
tel: 718- 244- 8880
fax: 718- 89244-8882

PARAGRAPH 7 – GOVERNING LAWS

The parties shall undertake all actions to attempt a settlement of the disputes and contradictions emerged across the agreement negotiating.
This agreement shall be governed by and interpreted in accordance with the laws of RF. Notwithstanding with Article 9 of Main Agreement arbitration shall be conducted in the Arbitration Court of Saint-Petersburg and Saint-Petersburg region.

PARAGRAPH 8 – OTHER TERMS AND CONDITIONS

8.1 The parties shall undertake to inform each other in writing of any changes in their address or banking details within 10 (ten) days. Any changes or other communications to be transferred from one party to the other party shall be transferred in writing form.

8.2 Notwithstanding Article 11 of the Main Agreement the following will apply:
In case of considerable changes in handling procedures and/or information technology specifications, and if parties cannot agree on implementing or correcting such situation within 60 (sixty) days, parties are entitled to unilaterally cancel this **Annex B 1.5.** without prejudice to any other rights.

95-01 63rd Drive, Rego park, NY, 11374
ABA routing 021001088

ПАРАГРАФ 6 – УВЕДОМЛЕНИЕ

В соответствие с Подстатьей 11.3 Основного Соглашения, любые уведомления или коммуникации, которые передаются, должны быть направлены соответствующим сторонам как следует ниже:

Обслуживающая компания

Закрытое акционерное общество «Грузовой терминал Пулково», Россия, 196210 Санкт-Петербург, Пулковское шоссе, 37, корпус 4
tel.: +7 812 380 69 00, fax: + 7 812 380 69 02
tel: + 7 812 380 69 44
e-mail: info@pulkovo-cargo.ru
e-mail: contracts@pulkovo-cargo.ru
SITA: LEDFFXH

Перевозчик

(Головной офис)

Baltia Airlines, Inc.
Principal office address: 63-25 Saunders St., Ste 7i ,
Rego Park , NY 11374 USA
Mailing address: 804 Willow Run Airport
Ypsilanti, MI 48198
tel: 718- 244- 8880
fax: 718- 244-8882

ПАРАГРАФ 7 — РЕГУЛИРУЮЩИЕ ЗАКОНЫ

Стороны предпринимают все действия, чтобы разрешить все споры и расхождения во мнениях возникшие по данному соглашению путем переговоров. Данное соглашение должно регулироваться и пониматься в ссоответствии с законами РФ. Несмотря на Статью 9 Основного соглашения местом проведения споров является Арбитражный суд Санкт-Петербурга и Ленинградской области.

ПАРАГРАФ 8 – ПРОЧИЕ ПОЛОЖЕНИЯ И УСЛОВИЯ

8.1 Стороны обязуются информировать друг друга в письменном виде об изменении своих адресов и банковских реквизитов в течение 10 (десяти) дней после изменения. Любые изменения или иные сообщения, подлежащие передаче от одной стороны к другой стороне, должны передаваться в письменной форме.

8.2 Несмотря на положения статьи 11 Основного Соглашения применяется следующее:
В случае значительного изменения в процедурах обработки грузов и/или уровнях исполнения и/или правилах по информационным технологиям, и если стороны не смогут согласовать урегулирование или исправление такой ситуации в течение 60 (шестьдесят) дней, стороны вправе в одностороннем расторгнуть настоящее **Приложение В 1.5.** без ущерба

8.3 The Annex is made in Russian and English, with one original for each Party. In the event of any ambiguity, however, the English language shall prevail.

8.4 This **Annex B 1.5.** shall be effective from **01/06/2014 till 31/05/2016**. In a part of settlements - before fulfillment by the parties the obligation under the **Annex B 1.5.** It shall supersede any previous arrangements between the Parties governing the provision of services at locations for which is valid this **Annex B 1.5.**

8.5 Both Parties shall be exempt from their obligations if prompt notification is given by either Party in respect of any failure to perform its obligations under this **Annexe B 1.5.** arising from a force majeure event or any other cause beyond the reasonable control of either Party.

PARAGRAPH 9 – CONFIDENTIALITY

9.1. Each Party hereto expressly agrees that all information, documents and/or data, commercial or otherwise, furnished by the other Party shall be kept confidential and be used solely for the performance of this **Annex B 1.5.** and shall not be disclosed to any third party without the other Party's prior written consent and that no reproduction of such information, documents and/or data shall be made except for 1) the internal use of the Party to whom such information, documents and/or data are furnished and 2) except for legal and tax purposes. In particular, the Handling Company agrees to ensure that all its staff respect the confidentiality of all security measures and received information, including that contained in the security training documents, which remain the property of the Carrier.

9.2 The Handling Company agrees to take all necessary action to ensure compliance with these obligations by its subcontractors, if applicable.

каким-либо другим правам и положениям настоящего Соглашения.

8.3 Приложение составлено на русском и английском языках по одному экземпляру для каждой Стороны. При этом в случае любого разночтения преимущественную силу имеет текст на английском языке.

8.4 Настоящее **Приложение В 1.5.** вступает в силу с **01/06/2014 и действует до 31/05/2016**. В части взаиморасчетов - до выполнения сторонами обязательств по **Приложению В 1.5.** Оно заменяет любые предыдущие договоренности между сторонами в отношении предоставления услуг на территории, где действуют положения настоящего **Приложение В 1.5.**

8.5 Обе стороны должны быть освобождены от своих обязательств, если немедленное уведомление предоставлено любой Стороной, касательно неспособности выполнить свои обязательства в соответствии с **Приложение В 1.5.**, что явилось результатом форс мажорных обстоятельств или других причин, которые находятся вне приемлемого контроля любой из Сторон.

ПАРАГРАФ 9 – КОНФИДЕНЦИАЛЬНОСТЬ

9.1 Каждая Сторона настоящего Соглашения решительно соглашается, что вся информация, документы и/или данные, коммерческие и все остальные, предоставленная другой Стороной, должна оставаться конфиденциальной и использоваться исключительно для исполнения настоящего **Приложения В 1.5.** и не должна быть открыта какой либо другой стороне без предварительного письменного разрешения другой Стороны и что не будет иметь место дальнейшее использование данной информации, документов и/или данных, кроме как для следующего: 1) внутреннее использование Стороной, которой данная информация, документы и/или данные предоставлены и 2) за исключением правовых и налоговых целей. В частности, Обслуживающая Компания соглашается гарантировать, что весь ее персонал соблюдает конфиденциальность всех мер безопасности и получаемой информации, включая информацию, содержащуюся в обучающих документах по безопасности, которые остаются собственностью Перевозчика.

9.2 Обслуживающая Компания согласна принять все необходимые меры, чтобы гарантировать соответствие ее подрядчиков настоящим обязательствам, если применимо.

PULKOVO CARGO TERMINAL
ЗАО «Грузовой терминал Пулково»

9.3 The confidentiality commitments defined in this Sub-paragraph shall remain in full force and effect throughout the term of this **Annex B 1.5.**, and five (5) years after its termination or expiry.

9.3 Обязательства по конфиденциальности, определенные в настоящем Под – Параграфе, должны оставаться в полной силе и воздействовать на все условия настоящего **Приложения В 1.5.**, и пять (5) лет после его расторжения или истечения срока действия.

PARAGRAPH 10 – PARTIES ENDORSEMENT

ПАРАГРАФ 10 – ПОДПИСИ СТОРОН

Signed for and on behalf of the Handling Company/ Подписано от имени Обслуживающей компании

Rybakova L.I./ Рыбакова Л.И.
Chief accountant – financial manager/ Главный бухгалтер – финансовый менеджер

Aleksey N. Kurdyumov/ А.Н. Курдюмов
CEO/ Директор

Signed on behalf of the Carrier/ Подписано от имени Перевозчика

BALTIA AIR LINES, INC.

IGOR DMITROWSKY
PRESIDENT